                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): July 28, 1998





                         DANKA BUSINESS SYSTEMS PLC
                      --------------------------------
           (Exact name of registrant as specified in its charter)




      UNITED KINGDOM                  0-20828              98-0052869
      --------------                  -------              ----------
     (State or other               (Commission           (IRS Employer
     jurisdiction of               File Number)        Identification No.)
     incorporation)




      11201 DANKA CIRCLE NORTH
      ST. PETERSBURG, FLORIDA                             33716
     --------------------------                           -----
(Address of principal executive offices)                (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-576-6003

ITEM 5.  OTHER EVENTS.

         As previously reported, the Company entered into a six-year $1.275 billion multicurrency credit agreement (the "Credit Agreement") with a consortium of international banks in December 1996. The Credit Agreement provided the Company with a revolving component in the aggregate amount of up to $725.0 million, and a term loan component of $550.0 million. In December 1997, the revolving component was reduced by $115.0 million to $610.0 million bringing the full capacity of the Credit Agreement to $1.160 billion. The Credit Agreement is secured and guaranteed by certain of the company's subsidiaries and a covenant that the Company will not pledge its assets except as specifically permitted under the terms of the Credit Agreement. The Credit Agreement contains negative and affirmative covenants and agreements which place restrictions on the Company regarding disposition of assets, capital expenditures, additional indebtedness, permitted liens and payment of dividends, as well as requiring the maintenance of certain financial ratios. The adjustable interest rate on the Credit Agreement is, at the option of the Company, either: (i) the applicable InterBank Offered Rate plus a tiered margin based on leverage for the periods of one, two, three or six months or (ii) an alternative base rate, consisting of the higher of the lead bank's prime rate or the Federal Funds Rate plus 0.5%. The Credit Agreement was first amended on December 5, 1997, primarily to provide for the adjustment of certain definitions set forth therein.

         On July 28, 1998, the Company entered into a Second Amendment to its Credit Agreement (the "Second Amendment"). The Second Amendment principally provides for; (i) the revision to certain definitions; (ii) an adjustment to certain financial ratios required to be maintained by the Company; (iii) an increase in the tiered margin applied to the Interbank Offered Rate under the Credit Agreement; (iv) an increase in the applicable commitment fee paid by the Company for the maintenance of the Credit Agreement; and (v) the inclusion of certain additional covenants related to the year 2000 issue. A copy of the Second Amendment to the Credit Agreement is included with this Report as
Exhibit 4.10 and any description or summary set forth in this Report is qualified in its entirety by reference to the complete terms and conditions of the Credit Agreement as amended.



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

ITEM 7(c).       EXHIBITS.


 EXHIBIT
 NUMBER                                                     EXHIBIT
 -------                                                    -------
 4.8*            Credit Agreement dated December 5, 1996, by and among Danka Business Systems PLC, Dankalux Sarl &
                 Co. SCA, Danka Holding Company, the several financial institutions from time to time a party and
                 Nationsbank, N.A., as agent (Exhibit 4.8 to the Company's Form 8-K dated December 16, 1996).

 4.9*            First Amendment to Credit Agreement dated December 5, 1997 among Danka Business Systems PLC,
                 Dankalux Sarl & Co., SCA, and Danka Holding Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent. (Exhibit 4.9 to the
                 Company's Form 10 - Q for the quarter ended December 31, 1997).

 4.10            Second Amendment to Credit Agreement dated July 28, 1998 among Danka Business Systems PLC,
                 Dankalux Sarl &  Co., SCA, and Danka Holding Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent.


-------------
* Document has heretofore been filed with the Commission and is incorporated by reference.





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


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DANKA BUSINESS SYSTEMS PLC

                                        By:  /s/ Michel Amblard
                                           ------------------------
                                                 Michel Amblard
                                        Its: Corporate Controller, Senior Vice
                                        President, Principal Accounting Officer



Dated: August 4, 1998





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


                               INDEX TO EXHIBITS



 EXHIBIT
 NUMBER                                    EXHIBIT
 -------                                   -------



 4.8*            Credit Agreement dated December 5, 1996, by and among Danka Business Systems PLC, Dankalux Sarl &
                 Co. SCA, Danka Holding Company, the several financial institutions from time to time a party and
                 Nationsbank, N.A., as agent (Exhibit 4.8 to the Company's Form 8-K dated December 16, 1996).

 4.9*            First Amendment to Credit Agreement dated December 5, 1997 among Danka Business Systems PLC,
                 Dankalux Sarl & Co., SCA, and Danka Holding Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent. (Exhibit 4.9 to the
                 Company's Form 10 - Q for the quarter ended December 31, 1997).

 4.10            Second Amendment to Credit Agreement dated July 28, 1998 among Danka Business Systems PLC,
                 Dankalux Sarl &  Co., SCA, and Danka Holding Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent.

-------------
* Document has heretofore been filed with the Commission and is incorporated by reference.





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